FARM BUREAU LIFE INSURANCE COMPANY


Farm Bureau Life Variable Account
Supplement Dated February 23, 2007
to the Prospectuses For
Nonparticipating Flexible Premium Variable Life Insurance Policy
Flexible Premium Last Survivor Variable Life Insurance Policy
Flexible Premium Variable Life Insurance Policy
(Dated May 1, 2006)

At a recent meeting of the Board of Trustees for Dreyfus Variable Insurance Fund, the Board of Trustees voted to liquidate the Dreyfus Disciplined Stock Portfolio. If approved by variable insurance contract owners invested in the Portfolio, the Dreyfus Disciplined Stock Portfolio will liquidate on or about April 30, 2007 (the Liquidation Date). On the Liquidation Date, the
Dreyfus Disciplined Stock Subaccount (the Subaccount), which invests in the Dreyfus Disciplined Stock Portfolio, will no longer be available under your Variable Annuity Contract or Variable Life Insurance Policy.

Effective on the Liquidation Date, the Subaccount will no longer be available for investment and current allocation of premium payments directed to the Subaccount will be changed to the EquiTrust Money Market Subaccount
(the Money Market Subaccount). Accumulated Value (or Cash Value) in the Subaccount on the Liquidation Date will be automatically transferred from that Subaccount to the Money Market Subaccount.

From the date of this supplement through June 30, 2007, there will be no charge assessed for transfers made from the Subaccount or the Money Market Subaccount due to the liquidation of the Dreyfus Disciplined Stock Portfolio. Such transfers will not count against the number of free transfers allowed each Contract or Policy
Year.